INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2020
INCOME TAXES
Schedule of components of income tax expense benefit
	2020	2019
Federal tax statutory rate	21%	21%
Effect of Hong Kong statutory rate	0%	7%
Effect of PRC statutory rate	0%	0%
Valuation allowance	-21%	-21%
Effective rate	0%	7%

Schedule of deferred tax
	2020	2019
Deferred tax asset
Net operating loss carryforwards	$632,000	$264,000
Valuation allowance	(632,000)	(264,000)